REALOGY CORPORATION TO OFFER SENIOR NOTES

PARSIPPANY, N.J. (Oct. 11, 2006) -- Realogy Corporation (NYSE: H) today announced that it is planning to offer $800 million aggregate principal amount of three-, five- and 10-year senior notes. Realogy intends to use the net proceeds from this offering to repay a portion of the $1.225 billion principal amount outstanding under its existing interim term loan facility. The notes will be unsecured with the three-year senior notes bearing a floating interest rate and the five- and 10-year senior notes having a fixed interest rate.

The offering of the notes is subject to market and other customary conditions. Therefore, there can be no assurance that the sale of the senior notes will be ultimately consummated or, if consummated, as to the terms thereof.

The notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

About Realogy Corporation

Realogy Corporation (NYSE: H), the world's largest real estate franchisor, has a diversified business model that also includes real estate brokerage, relocation and title services. Realogy's world-renowned brands and business units include Century 21®, Coldwell Banker®, Coldwell Banker Commercial®, ERA®, Sotheby's International Realty®, ONCOR International, NRT Incorporated, Cartus and Title Resource Group. Headquartered in Parsippany, N.J., Realogy (www.realogy.com) has more than 15,000 employees worldwide.

Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation ("Realogy") to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to risks relating to the proposed borrowings, adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis, a decline in the number of home sales and/or prices, local and regional conditions in the areas where our franchisees and brokerage operations are located, our inability to access capital and/or asset backed markets on favorable terms, and risks inherent in Realogy's separation from Cendant and the related transactions.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy's filings with the Securities and Exchange Commission (the "SEC"), including Realogy's Information Statement dated July 13, 2006 and its Quarterly Report on Form 10-Q for the three months ended June 30, 2006 under headings such as "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations. Except for Realogy's ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Media Contact:
Mark Panus
(973) 407-7215
mark.panus@realogy.com

Investor Relations Contact:
Henry A. Diamond
(973) 407-2710
henry.diamond@realogy.com